SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report (date of earliest
                                event reported):
                                  July 26, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                1-9466                                  13-3216325
       (Commission File Number)               (IRS Employer Identification No.)

       3 World Financial Center
          New York, New York                                10285
        (Address of principal                            (Zip Code)
          executive offices)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)

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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as an exhibit thereto and is filed as part of this Report.

Exhibit No.                Description


1.01 Amended and Restated Distribution Agreement, dated as of July 26, 2001, between Lehman Brothers Holdings Inc. (the "Registrant") and Lehman Brothers Inc., as agent, relating to the Registrant's Medium-Term Notes, Series G, Due Nine Months or More from the Date of Issue




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LEHMAN BROTHERS HOLDINGS INC.



                                            By:      /s/ Barrett S. DiPaolo
                                       -----------------------------------------
                                                         Barrett S. DiPaolo
                                                         Vice President





Date:  July 26, 2001


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                                  EXHIBIT INDEX


Exhibit No.                Description


1.01 Amended and Restated Distribution Agreement, dated as of July 26, 2001, between Lehman Brothers Holdings Inc. (the "Registrant") and Lehman Brothers Inc., as agent, relating to the Registrant's Medium-Term Notes, Series G, Due Nine Months or More from the Date of Issue